MEDIALINK WORLDWIDE INCORPORATED AND SUBSIDIARIES

Exhibit 32

                            Certification Pursuant to
                             18 U.S.C. Section 1350,
      as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


            Pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of Medialink Worldwide Incorporated (the "Company"), hereby certify to such officers' knowledge, that the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 15, 2004

                                                  /s/ Laurence Moskowitz
                                                  -------------------------
                                                  Name:  Laurence Moskowitz
                                                  Title: Chief Executive Officer


                                                  /s/ J. Graeme McWhirter
                                                  --------------------------
                                                  Name:  J. Graeme McWhirter
                                                  Title: Chief Financial Officer



The foregoing certification is being furnished solely pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.